SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549


                                    FORM  8-K



                                 CURRENT  REPORT
                Pursuant  to  section  13  of  15(d)  of  the  Securities
                              Exchange  Act  of  1934


                Date  of  Report  (Date  of  earliest  event  reported):
                                 April 27, 2001


                                Network  Six,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

                           Commission  File  No.  0-21038

         Rhode  Island                                        05-036-6090
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


                475 Kilvert Street, Warwick, Rhode Island 02886 (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's  telephone  number,  including  area  code)

Item  5.  Other  Events

           The April 26, 2001 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item  7  (c)    Exhibits

99   Press  Release,  dated  April 26, 2001,  of  Network Six, Inc.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Network  Six,  Inc.
                                     -----------------------
                                         (Registrant)

Date:  April 27, 2001       By:  /s/  James  J.  Ferry
                                      James  J.  Ferry
                                      Vice President, Finance/Administration and
                                      Chief  Financial  Officer

Network  Six,  Inc.
Current Report on Form 8-K
Dated April 27, 2001

Exhibit  Index

Exhibit
   No.    Exhibits

   99     Press  Release  dated  April  27,  2001


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